                                  SCHEDULE 14A

(RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant x

Filed by a party other than the registrant

[ ] Check the appropriate box:

[x] Preliminary proxy statement             [ ] Confidential, for Use of the Commission Only
[ ] Definitive proxy statement              (as permitted by Rule 14a-6(e)(2))
[ ] Definitive additional materials
[ ] Soliciting material pursuant to
    Rule 14a-11(c) or Rule 14a-12

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                     --------------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[x ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11. (1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

                     FRANKLIN CREDIT MANAGEMENT CORPORATION

                               Six Harrison Street

                            New York, New York 10013

                                 April 25, 2000




To Our Stockholders:

         You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Franklin Credit Management Corporation (the "Company"), which will be held at the corporate offices of the Company, located at Six Harrison Street, Sixth Floor, New York, New York, on Wednesday, May 24, 2000, at 10:00 A.M., Eastern Daylight Time.

         The Notice of Annual Meeting and Proxy Statement covering the formal business to be conducted at the Annual Meeting follow this letter and are accompanied by the Company's Annual Report for the fiscal year ended December 31, 1999.

         We hope you will attend the Annual Meeting in person. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope to assure that your shares are represented at the meeting.

                                 Sincerely yours,

                                 THOMAS J. AXON
                                 President

                     FRANKLIN CREDIT MANAGEMENT CORPORATION

                               SIX HARRISON STREET

                            NEW YORK, NEW YORK 10013

                                 (212) 925-8745

                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 24, 2000

        Notice is hereby given that the Annual Meeting of Stockholders of Franklin Credit Management Corporation (the "Company") will be held at the corporate offices of the Company, located at Six Harrison Street, Sixth Floor, New York, New York, at 10:00 A.M., Eastern Daylight Time, on Wednesday, May 24, 2000 for the following purposes:

         1. to ratify the amendment and restatement of the Company's Certificate of Incorporation to remove the classification of the Company's Board of Directors, provide for terms of one year for all directors, and provide for the number of directors to be seven or such number (not less than 5 or greater than 9) as the Board of Directors shall determine from time to time;

         2. to elect seven directors to the Company's Board of Directors or, if Proposal 1 is not ratified, to elect three Directors to Class 3 of the Company's Board of Directors;

         3. to ratify the appointment of Deloitte & Touche as the Company's independent public auditors for the fiscal year ending December 31, 2000; and

         4. to transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

         The Board of Directors unanimously recommends that you vote FOR the amendment and restatement of the Company's Certificate of Incorporation, FOR the election of all seven nominees as Directors or if Proposal 1 is not ratified, FOR the election of all three nominees as Directors and FOR the approval of the appointment of the independent public auditors.

         Stockholders of record at the close of business on April 19, 2000 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. STOCKHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE RETURNED A PROXY. BY PROMPTLY RETURNING YOUR PROXY, YOU WILL GREATLY ASSIST US IN PREPARING FOR THE ANNUAL MEETING.

                                     By Order of the Board of Directors,




                                     THOMAS J. AXON
                                     President

New York, New York
April 25, 2000

                     FRANKLIN CREDIT MANAGEMENT CORPORATION

                               SIX HARRISON STREET

                            NEW YORK, NEW YORK 10013

                                 (212) 925-8745

                               PROXY STATEMENT FOR

                       2000 ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 24, 2000

GENERAL INFORMATION

         This Proxy Statement and the enclosed form of proxy are being furnished, commencing on or about April 25, 2000, in connection with the solicitation of proxies in the enclosed form by the Board of Directors of Franklin Credit Management Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders ("Stockholders") of the Company (the "Annual Meeting"). The Annual Meeting will be held at the corporate offices of the Company, located at Six Harrison Street, Sixth Floor, New York, New York, at 10:00 A.M., Eastern Daylight Time, on Wednesday, May 24, 2000, and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of 2000 Annual Meeting of Stockholders.

         The annual report of the Company, containing financial statements of the Company as of December 31, 1999, and for the year then ended (the "Annual Report"), has been delivered or is included with this proxy statement.

         A list of the Stockholders entitled to vote at the Annual Meeting will be available for examination by Stockholders during ordinary business hours for a period of ten days prior to the Annual Meeting at the corporate offices of the Company. A Stockholder list will also be available for examination at the Annual Meeting.

         If you are unable to attend the Annual Meeting, you may vote by proxy on any matter to come before that meeting. The enclosed proxy is being solicited by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted (i) FOR approval of the proposed amendments to the Company's Amended and Restated Certificate of Incorporation, (ii) FOR the election as Directors of the seven nominees named below under the caption "Election of Directors" to one year terms or, if Proposal 1 is not approved, FOR the election as Directors of the three nominees indicated below the same caption to Class 3 of the Board of Directors, (iii) FOR the ratification of the appointment of Deloitte & Touche ("D&T") as independent public auditors for the Company's fiscal year ending December 31, 2000, and (iv) in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting. Attendance in person at the Annual Meeting will not of itself revoke a proxy; however, any Stockholder who does attend the Annual Meeting may revoke a proxy orally and vote in person. Proxies may be revoked at any time before they are voted by timely submitting a properly executed proxy with a later date or by sending a written notice of revocation to the Secretary of the Company at the Company's principal executive offices.

         This Proxy Statement and the accompanying form of proxy are being mailed to Stockholders of the Company on or about April 25, 2000.

         Following the original mailing of proxy solicitation material, executive and other employees of the Company and professional proxy solicitors may solicit proxies by mail, telephone, telegraph and personal interview. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries who are record holders of the Company's Common Stock to forward proxy solicitation material to the beneficial owners of such stock, and the Company may reimburse such record holders for their reasonable expenses incurred in such forwarding. The cost of soliciting proxies in the enclosed form will be borne by the Company.

         The Company's Board of Directors has unanimously voted to recommend that you vote for amendment of the Amended and Restated Certificate of Incorporation, for the nominees for election to the Board of Directors listed below and for the appointment of D&T as the independent public auditors of the Company for the fiscal year ended December 31, 2000.

VOTING OF SHARES

         The holders of one-third of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Brokers holding shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners of such shares. If instructions are not received, brokers may vote the shares, in their discretion, depending on the type of proposals involved. "Broker non-votes" result when brokers are precluded from exercising their discretion on certain types of proposals. Except with respect to Proposal 1, brokers have discretionary authority to vote on all the proposals being submitted hereby to the Stockholders. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority to vote is withheld by the broker.

         The affirmative vote of holders of a majority of the outstanding shares of the Company is required for approval of the amendments to the Amended and Restated Certificate of Incorporation. On this matter abstentions and Broker non-votes will have the same effect as a negative vote.

         The election of each nominee for Director requires a plurality of votes cast. Accordingly, abstentions and Broker non-votes will not affect the outcome of the election; votes that are withheld will be excluded entirely from the vote and will have no effect. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required for the appointment of the independent public auditors. On these matters the abstentions will have the same effect as a negative vote. Because Broker non-votes will not be treated as shares that are present and entitled to vote with respect to a specific proposal, a Broker non-vote will have no effect on the outcome.

         The Company will appoint an inspector to act at the Annual Meeting who will: (1) ascertain the number of shares outstanding and the voting powers of each; (2) determine the shares represented at the Annual Meeting and the validity of the proxies and ballots; (3) count all votes and ballots; (4) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determinations by such inspector; and (5) certify his determination of the number of shares represented at the Annual Meeting and his count of all votes and ballots.

         Only Stockholders of record at the close of business on April 19, 2000 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. As of the close of business on April 19, 2000, there were outstanding 5,916,527 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Annual Meeting and any adjournment or postponement thereof, with no cumulative voting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of April 19, 2000, the number of shares of Common Stock (and the percentage of the Company's Common Stock) beneficially owned by (i) each person known (based solely on Schedules 13D or 13G filed with the Securities and Exchange Commission (the "Commission")) to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each Director and nominee for Director of the Company, (iii) the Named Executives (as defined in "Executive Compensation" below), and (iv) all Directors and Executive Officers of the Company as a group (based upon information furnished by such persons). Under the rules of the Commission, a person is deemed to be a beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. In general, a person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

                                                      NUMBER OF SHARES                PERCENTAGE (%)
NAME AND ADDRESS(1)                                  BENEFICIALLY OWNED               OF COMMON STOCK
-------------------                                  ------------------               ---------------
Thomas J. Axon(1)(2)                                    3,118,490                         52.7%
Frank B. Evans, Jr.(1)(3)                                 897,960                         15.2%
Joseph Caiazzo(1)(4)                                      123,550                          2.1%
Joseph Bartfield(1)(5)                                    167,290                          2.8%
Robert M. Chiste(1)(5)                                     70,055                          1.2%
Allan R. Lyons(1)(5)                                       47,500                            *
William F. Sullivan(1)(6)                                  34,700                            *
Michael Bertash(1)                                              0                            *
Steven W. Lefkowitz(1)(7)                                 152,000                          2.5%
Vincent A. Merola(8)                                      295,935                          5.0%
Peter Spielberger(1)(4)                                   100,000                          1.7%
All Directors and Executive Officers as a               4,711,545                         75.5%
group (10 persons)(9)..........................

*        Indicates beneficial ownership of less than one (1%) percent.

(1) Mailing address: C/O Franklin Credit Management Corporation, Six Harrison Street, New York, New York 10013.

(2) Does not include 11,610 beneficially owned by Mr. Axon's mother, Ann Axon, with respect to which shares Mr. Axon disclaims beneficial ownership. Includes 1,030 shares owned of record by him as custodian for a minor child.

(3) Does not include 20,720 shares beneficially owned by Mr. Evans' wife and 5,225 shares beneficially owned by Mr. Evans' father, Frank Evans. Includes 5,000 shares beneficially owned by each of his four minor children for which Mr. Evans is the trustee.

(4) Includes 100,000 shares issuable upon exercise of options exercisable within sixty days.

(5) Includes 10,000 shares issuable upon exercise of options exercisable within sixty days.

(6) Includes 5,000 shares issuable upon exercise of options exercisable within sixty days.

(7) Includes 87,000 shares issuable upon exercise of warrants exercisable within sixty days and 5,000 shares issuable upon exercise of options exercisable within sixty days.

(8) Mr. Merola's mailing address is P.O. Box 769 Tannersville, PA 18372-0769. Mr. Merola is not as officer nor director.

(9) Includes 240,000 shares issuable upon exercise of options exercisable within sixty days and 87,000 shares issuable upon exercise of warrants exercisable within sixty days.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on review of the copies of such reports furnished to the Company, the Company believes that during 1999 all Section 16(a) filing requirements applicable to its Officers, Directors and ten percent stockholders were complied with except that Mr. Axon failed to file a Form 4 with respect to the purchase for $6,083 of 3,000 shares of Common Stock in February, 1996, and a Form 4 with respect to the purchase for $5,088 of 2,500 shares of Common Stock in March, 1996.

                                    PROPOSALS

     The Company's Board of Directors has unanimously voted to recommend that you vote for amendment of the Amended and Restated Certificate of Incorporation, for the nominees for election to the Board of Directors listed below and for the appointment of D&T as the independent public auditors of the Company for the fiscal year ended December 31, 2000.

     PROPOSAL 1 - AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION

       On April 5, 2000, the Board of Directors adopted a resolution unanimously recommending to stockholders an amendment of Article VII of the Company's Amended and Restated Certificate of Incorporation (the "Charter Amendment"). The Charter Amendment would do away with the classification of the Company's Board of Directors into three classes, provide that directors shall serve for terms of one year, and provide that the number of directors on the Board of Directors shall be seven or such greater or lesser number as may be provided by the Board of Directors from time to time, which shall in any event not be greater than nine or less than five. The text of Article VII as proposed to be amended and restated is substantially in the form of Annex A attached hereto.

       The Charter Amendment would have the effect of requiring all of the directors to stand for reelection by the stockholders each year rather than on staggered schedules of three years and of enabling the Board of Directors to increase or decrease the number of stockholders within a permissible range without requiring further amendment to the Certificate of Incorporation to do so. Additionally, under Section 141 of the General Corporation Law of the State of Delaware, directors on a non-classified board may be removed by vote of the stockholders with or without cause while those classified board of directors may only be removed by vote of the stockholders for cause.

       The Company believes that the classified Board of Directors was adopted by the corporate predecessor of the Company in order to make it more difficult for a potential hostile acquiror to gain full control of the Board of Directors. In light of the concentration of stock ownership of the Company, the Board of Directors believes the flexibility afforded by removal of the provision classifying the Board of Directors to be of greater value to the stockholders than the negotiating leverage accorded in the face of a hostile tender offer by a classification of the Board of Directors.

       The Company believes that reducing the number of directors from nine to seven will make it easier for the Board of Directors to coordinate its activities, maintain communication and create clearer lines of responsibility. Additionally, the Charter Amendment would afford the Board of Directors the flexibility to expand the Board of Directors if business conditions or the availability of particular candidates made such expansion attractive, or contract the Board of Directors if the Company could not recruit sufficient qualified directors or if it determined that additional efficiencies would be realized thereby.

               VOTE REQUIRED FOR APPROVAL OF AMENDMENTS TO AMENDED
                    AND RESTATED CERTIFICATE OF INCORPORATION

         The affirmative vote of holders of a majority of the outstanding shares of the Company is required for approval of the amendments to the Amended and Restated Certificate of Incorporation.

       The Board of Directors unanimously recommends a vote FOR the approval of the Charter Amendment.

                       PROPOSAL 2 - ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS

         Pursuant to the Certificate of Incorporation of the Company, the Board of Directors currently consists of nine Directors with three classes of three Directors each. Nine Directors are currently serving. If Proposal 1 is approved the new Board of Directors will take office effective as of the filing of the Charter Amendment and will consist of seven directors without classification. In such event, Messrs. Axon, Evans, Lefkowitz, Bertash, Caiazzo, Lyons and Sullivan, each of whom is currently a director, will stand nominated by the Board of Directors for reelection.

         If Proposal 1 is not approved the number of Directors shall remain at nine, consisting of three classes of three. In such event, Messrs. Axon, Evans and Lefkowitz, each of whom is a Class 3 Director whose term expires at the Annual Meeting, will stand nominated by the Board of Directors for reelection.

NOMINEES FOR ELECTION

     Unless instructed otherwise, the enclosed proxy will be voted FOR the election of the nominees named below. Voting is not cumulative. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies may, in their discretion, determine.

     The following sets forth certain information with respect to each of the seven nominees to the Board of Directors, including three nominees for reelection in the event if Proposal 1 is not approved by the stockholders, as well as to the remaining Directors and Executive Officers of the Company:

                                                                       Year Term Expires if
                                                        Year First      Proposal 1 is not
Name                                       Age       Elected Director        Approved            Office
----                                       ---       ----------------        --------            ------
Nominees to the Board

Thomas J. Axon(1)(2)                       47              1988                2000          President, Chief Executive
                                                                                             Officer and Director


Frank B. Evans, Jr.(1)(2)                  48              1994                2000           Director
                                                                                             -


Steven W. Lefkowitz(1)(2)                  44              1996                2000          Director


Michael Bertash(1)                         47              1998                2002          Director


Joseph Caiazzo(1)                          42              1994                2001          Vice President, Chief Operating
                                                                                             Officer, Secretary and Director


Allan R. Lyons(1)                          59              1994                2002          Director


William F. Sullivan(1)                     50              1996                2002          Director


Other Directors and Executive
Officers

Joseph Bartfield                           44              1994                2001          Director


Robert M. Chiste                           52              1994                2001          Director


Peter Spielberger                          53              N/A                  N/A          Executive Vice President, Chief
                                                                                             Financial Officer and Treasurer


(1)      Nominee if Proposal 1 is approved.

(2)      Nominee if Proposal 1 is not approved.

                            DIRECTORS OF THE COMPANY

         Thomas J. Axon has served as President, Chief Executive Officer and Chairman of Board of Directors of the Company since December 30, 1994. Mr. Axon also served as Director of Franklin Credit Management Corporation ("Franklin") from May 1988 until the merger of Franklin and Miramar Resources, Inc. in December 1994 (the "Merger") and President of Franklin from October 8, 1991 until the Merger. Since 1985, Mr. Axon has been the President and principal owner of RMTS Associates, LLC. Mr. Axon holds a Bachelor of Arts in economics from Franklin and Marshall College and attended the New York University Graduate School of Business.

         Frank B. Evans, Jr. had served as Vice President, Treasurer Secretary and Chief Financial Officer of the Company from December 30, 1994 until November 15, 1998. Mr. Evans also served as the Secretary, Treasurer, a Vice President and a Director of Franklin from its inception in 1990 until the Merger. Mr. Evans has served as CEO of Earthsafe Corporation, a McLean, Virginia firm that designs and supplies environmental compliance systems, since its inception in 1990. Mr. Evans is a Certified Public Accountant and holds a Bachelor of Science from the University of Maryland and a Masters in Business from the University of Southern California.

         Steven W. Lefkowitz has served as the founder and President of Wade Capital Corporation, a privately held investment firm organized since 1990. From 1988 to 1990, Mr. Lefkowitz served as a Vice President of Corporate Finance for Drexel Burnham Lambert, Incorporated, where he had been employed since 1985. Mr. Lefkowitz serves on the Board of Directors of Allstate Financial Corp., a publicly traded financial services company, as well as several private companies. Mr. Lefkowitz holds a Bachelor of Arts in history from Dartmouth College and a Masters in Business Administration from Columbia University.

         Joseph Caiazzo has served as Vice President and Chief Operating Officer since March of 1996, and Secretary since June 1999. Mr. Caiazzo is also the President of the Company's subsidiary Tribeca Lending Corp. From August 1989 to March 1996, Mr. Caiazzo served as corporate controller of R.C. Dolner, Inc., a general contractor. Mr. Caiazzo holds a Bachelor of Science from St. Francis College and a Masters of Business Administration in Finance from Long Island University.

         Mr. Lyons is a Certified Public Accountant who was an executive in Piaker & Lyons, P.C., an accounting firm, and its predecessors from 1968 until his retirement on December 31, 1999. Mr. Lyons is currently the owner of 21st Century Strategic Investment Planning, a Florida LC doing financial planning services and investment structuring and review of financial opportunities and private placements, and acts as a general partner for two venture capital partnerships. Mr. Lyons has been a director of Retail Entertainment Group, Inc. (formerly Starlog Franchise Corporation) since August 1993 and a Director of the Scoreboard Inc., since June 1990. Mr. Lyons has been a director of AMBANC Holding Company (Mohawk Community Bank, Amsterdam, New York) since April 1999. Mr. Lyons holds a Bachelor of Science in Accounting from Harpur College and a Masters of Business Administration from Ohio State University.

         Mr. Sullivan has been a Partner at Marnik & Sullivan, a general practice law firm, since 1985 and is admitted to both the New York State and Massachusetts Bar Associations. Mr. Sullivan graduated from Suffolk University School of Law and holds a Bachelor of Arts in political science from the University of Massachusetts.

         Mr. Bertash has been a Senior Vice President with J. & W. Seligman &. Co., an investment management firm, since 1997. Mr. Bertash was an Associate Director of the asset management division of Bear, Stearns & Co. Inc., a worldwide investment bank and brokerage firm, from 1991 to 1997. Mr. Bertash holds a Bachelor of Science in Operations Research from Syracuse University and a Master in Business from New York University.

         Joseph Bartfield has practiced law in New York State since 1980. From 1988 until September 1997, Mr. Bartfield was self-employed as an attorney, specializing in commercial litigation and commercial arbitration. From September 1997 until September 1999, Mr. Bartfield was a partner in RMTS Associates LLC. ("RMTS"), an insurance consulting and underwriting business with emphasis in professional sports, medical stop loss insurance and large risk management. Since November 1999, Mr. Bartfield has been a member of CFE Management LLC, a Managing General Underwriter for medical stop loss insurance. Mr. Bartfield graduated from New York Law School and holds a master's degree in political science from Long Island University.

         Mr. Chiste is currently involved with several Internet related businesses. Since September 1999, he has served as Chairman of FuelQUEST, Inc., a development stage B2B e-commerce enterprise focusing on the fuels and lubricant industry, as well as the Vice-Chairman, President and Chief Executive Officer of FuelONE, Inc., an ongoing consolidation of fuel and lubricant wholesale distribution companies. Since July 1998, Mr. Chiste has been Chairman of TriActive, Inc., a venture funded Application Service Provider providing systems management services over the Internet to mid-sized companies, where he served as CEO from July 1998 to August 1999. Mr. Chiste was the President, Industrial Services Group, of Philip Services Corp. from August 1997 to June 1998. He was President, Industrial Services Group, of Philip Services Corp, from August 1997 to July 1998. He served as Vice Chairman of Allwaste, Inc. ("Allwaste"), a provider of industrial and environmental services, from May 1997 through July 1997, President and Chief Executive Officer of Allwaste from November 1994 through July 1997 and a director of Allwaste from January 1995 through August 1997. Philip Services Corp. acquired Allwaste effective July 31, 1997. Mr. Chiste served as Chief Executive Officer and President of America National Power, Inc., a successor company of Transco Energy Ventures Company, from its inception in 1986 until August 1994. During the same period he served as Senior Vice President of Transco Energy Company. From 1980-1986, Mr. Chiste held several executive positions with Enron Corp. and its successor companies. Mr. Chiste also serves as a director of Innovative Valve Technology, Inc. and Pentacon, Inc., a provider of industrial fasteners. Mr. Chiste holds a Bachelor of Science with honors in mathematics from Trenton State College, a J.D. cum laude from Rutgers University School of Law and a Master of Business Administration cum laude from Rutgers University School of Management.

OTHER EXECUTIVE OFFICERS

         Peter Spielberger has served as Executive Vice President of the Company since July 1998, Chief Financial Officer since November 1998, and Treasurer since January 1999. He served as Vice President, Corporate Finance of Security Capital Trading, Inc. from January to July 1998 and Director of Corporate Finance of the Ray Dirks Division of National Securities Corporation from 1996 through 1997. Mr. Spielberger served in various executive positions, including Vice President and Chief Financial Officer, with Ecoban Finance Limited and its predecessors, Contitrade Services Corporation and The Merban Corporation, a merchant banking group, from 1973 through 1995. Mr Spielberger has served as a Lieutenant in the United States Army Finance Corps and is a Certified Public Accountant. Mr. Spielberger holds a Bachelor of Business Administration in Accounting from The Bernard M. Baruch School of Business and Public Administration of The City College of New York.

         All Directors hold office until the expiration of the three year term of the class of Directors to which they were elected and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal, provided herein that all, current Director's terms will expire immediately upon filing of the Charter Amendment if Proposal 1 is approved. The Company's Officers are elected by, and serve at the pleasure of, the Board of Directors, subject to the terms of any employment agreements. No familial relationships exist between Directors or Executive Officers of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's Board of Directors has an Audit Committee of which Messrs. Evans, Lyons and Bertash are the members. The Audit Committee meets with the Company's auditors and principal financial personnel to review the results of the annual audit. The Audit Committee also reviews the scope of the annual audit and other services before they are undertaken by the Company's auditors, and reviews the adequacy and effectiveness of the Company's internal accounting controls. The Company's Board of Directors has a Compensation Committee of which Messrs. Caiazzo, Lefkowitz and Sullivan are the members. The Compensation Committee reviews the compensation provided to Executive Officers and Board members and administers the Company's 1996 Stock Incentive Plan. The Company's Board of Directors does not have a standing nominating committee.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

         During Fiscal 1999, there were four meetings of the Board of Directors of the Company, two meetings of the Audit Committee and one meeting of the Compensation Committee. No Director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and of any committee on which he served except for Mr. Bartfield.

COMPENSATION OF DIRECTORS

         Effective March 21, 2000, each non-employee director receives $1,000 for every meeting of the Board of Directors or its committees attended in person and $500 for meetings attended telephonically. Effective April 5, 2000, each non-employee director will be granted an option to purchase 3,500 shares of Common Stock pursuant to the Company's 1996 Stock Incentive Plan, upon election or re-election to the Board. The option will vest on the date of grant and be at an exercise price of the fair market value of the shares on the date of grant as determined by the Board of Directors.

         Effective June 5, 1996, each non-employee director of the Company who had served as a Director since 1994 was granted an option to purchase 10,000 shares of Common Stock, and each other non-employee Director was granted an option to purchase 5,000 shares of Common Stock, pursuant to the Company's 1996 Stock Incentive Plan. These options vest 25% each year on the first four anniversaries of the date of grant at $1.56 per share. To date none of these options have been exercised.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation earned by or paid to Thomas J. Axon, the Chief Executive Officer of the Company and Joseph Caiazzo, the Chief Operating Officer of the Company and Peter Spielberger the Chief Financial Officer of the Company (collectively the "Named Executive Officers"). No other executive officers of the Company earned over $100,000 in salary and bonus during the fiscal year ended December 31, 1999:


                           SUMMARY COMPENSATION TABLE

-------------------------------- ------------ ------------------------------------ ---------------------------

  NAME AND PRINCIPAL POSITION    FISCAL YEAR          ANNUAL COMPENSATION            LONG-TERM COMPENSATION
                                                                                             AWARDS
                                              ------------------------------------ ---------------------------
                                               SALARY     BONUS     OTHER ANNUAL   RESTRICTED    SECURITIES
                                                 ($)       ($)      COMPENSATION   STOCK         UNDERLYING
                                                                        ($)         AWARD(S)    OPTIONS/SARS
                                                                                      ($)           (#)
-------------------------------- ------------ ---------- --------- --------------- ----------- ---------------
Thomas J. Axon-Chief Executive      1999       75,000       -         7,000(1)         -             -
Officer                             1998          -         -         7,000(1)         -             -
                                    1997          -         -         7,000(1)         -             -
-------------------------------- ------------ ---------- --------- --------------- ----------- ---------------
Joseph Caiazzo-Chief Operating      1999       141,557      -            -             -             -
Officer                             1998       140,000      -            -             -             -
                                    1997       145,577      -            -             -         100,000(2)
-------------------------------- ------------ ---------- --------- --------------- ----------- ---------------
Peter Spielberger-Chief             1999       150,000    30,000         -             -             -
Financial Officer                   1998        69,230      -            -             -         100,000(3)
                                    1997          -         -            -             -             -
-------------------------------- ------------ ---------- --------- --------------- ----------- ---------------


(1) Represents health insurance benefits received by Mr. Axon.

(2) Represents options to purchase shares of the Company's Common Stock granted on March 25, 1996 at $1.56 per share, 50,000 of which vested upon grant and 50,000 of which vested on March 26, 1998.

(3) Represents options to purchase shares of the Company's Common Stock granted on July 13, 1998 at $1.56 per share, 50,000 of which vested upon grant and 50,000 of which vested on July 12,1999. The following table sets forth the aggregate value, realized gain, and number of options granted to the Named Executive Officers.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

-----------------------------------------------------------------------------------------------------------

           Name                Shares       Value       Number of Securities       Value of Unexercised
                            Acquired On    Realized    Underlying Unexercised    In-The-Money Options at
                              Exercise                    Options at FY-END               FY-End
-----------------------------------------------------------------------------------------------------------

                                 #           ($)      Exercisable  Unexercisable Exercisable  Unexercisable
-----------------------------------------------------------------------------------------------------------

Thomas J. Axon                   -            -            -            -             -            -
-----------------------------------------------------------------------------------------------------------

Joseph Caiazzo(1)                  -            -         100,000         -             -            -
-----------------------------------------------------------------------------------------------------------

Peter Spielberger(1)               -            -         100,000         -             -            -
-----------------------------------------------------------------------------------------------------------

(1) Based upon a $1.50 share price at December 31, 1999.


EMPLOYMENT AGREEMENTS.

         Joseph Caiazzo, serves as Chief Operating Officer of the Company under a five-year contract for annual compensation of $135,000, expiring on March 24, 2001. In addition, under his employment contract Mr. Caiazzo will receive a bonus of 3.5% of post tax profits of the Company in any fiscal year in excess of $500,000. Mr. Caiazzo also received a grant of 100,000 options to purchase Common Stock, of which 50,000 vested upon grant and 50,000 vested on March 26, 1998.

         Peter Spielberger, serves as Chief Financial Officer of the Company, under the terms of a contract that has been extended to July 12, 2000, for annual compensation of $150,000. Under his employment contract Mr. Spielberger received a bonus of $30,000 in April 1999. Mr. Spielberger also received a grant of 100,000 options to purchase Common Stock, exercisable at a purchase price of $ 1.56 per share of which 50,000 vested upon grant and 50,000 vested on July 12, 1999.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         In 1998, Mr. Axon, the Company's President, Chief Executive Officer and Chairman purchased from the Company a Florida condominium unit subject to considerable title defects, held by the Company in its OREO inventory available for sale. The consideration included forgiveness of $ 184,335 of indebtedness of the Company to Axon Associates, Inc. and issuance by Mr. Axon of a note to the Company in the amount of $234,165. The note bears interest at a rate of 8% per annum, is secured by the condominium property, and is due January 1, 2001 but can be extended by Mr. Axon to June 1, 2001. The Company believes that the terms of the sale were at least as advantageous to the Company as those available from an arms-length purchaser.

         As of December 31, 1999, the Company had indebtedness of $109,350 outstanding to RMTS in respect of a November 1996 advance under a financing agreement provided to the Company by RMTS to fund deposits required in connection with bids at portfolio auctions. The indebtedness bears interest at a rate of 8.5% per annum and is payable monthly.

         On April 2, 1997, the Company entered into a letter agreement with Wade Capital Corporation ("WCC"), of which Steven W. Lefkowitz, a member of the Company's Board of Directors, serves as President, pursuant to which WCC was retained through April 30, 1998 to provide financial advisory services to the Company. Pursuant to such agreement, WCC was granted 87,000 warrants to purchase Common Stock at $1.56 per share.

             On March 31,1999, Mr. Steven W. Leftkowitz, a board member and stockholder, purchased from the Company without recourse a note held by the Company. The consideration given included a note for $270,000 of indebtedness to the Company. The note bears interest at a rate of 8% per annum payable monthly is secured by a mortgage on real estate and is due May 31, 2001 but can extended at his option to November 30, 2001. The Company believes that the terms of the sale of the note were at least as advantageous to the Company as those available from an arms-length purchaser.

         During 1999, Mr. Axon provided the Company's Senior Debt Lender with a $350,000 personal guarantee in connection with the financing of the acquisition by the Company of certain high LTV loans. Mr. Axon is being compensated on the outstanding balance of this guarantee at the rate of -1/4% per annum which the Company believes is no greater than would be payable to an outside guarantor.

             VOTE REQUIRED FOR APPROVAL OF THE ELECTION OF DIRECTORS

         The election of each nominee for Director requires a plurality of votes cast. Accordingly, abstentions and Broker non-votes will not affect the outcome of the Election. Proxies solicited by the Board of Directors will be voted for each of the nominees listed above, unless Stockholders specify otherwise.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

             PROPOSAL 3 - APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS

         The firm of Deloitte & Touche, independent certified public auditors, has audited the Company's financial statements since 1997. The Board of Directors has appointed D&T as the Company's independent public auditors for the fiscal year ending December 31, 2000 and the Stockholders will be asked to ratify such appointment. It is expected that a representative of D&T will be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

                      VOTE REQUIRED FOR RATIFICATION OF D&T

         Ratification of the appointment of D&T requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting and entitled to vote thereon.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF D&T.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter that is to be presented to Stockholders for formal action at the Annual Meeting. If, however, any other matter or matters are properly brought before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                              STOCKHOLDER PROPOSALS

         Any Stockholder proposal intended to be presented at the next annual meeting of Stockholders must be received by the Company at its principal executive offices, Six Harrison Street, New York, New York 10013, no later than December 26, 2000 in order to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with that meeting. Any proposal submitted but not to be so included shall be considered to be untimely if not received by the Company at the principal executive office by March 12, 2001.

                                OTHER INFORMATION

         Although it has entered into no formal agreements to do so, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy-soliciting materials to their principals. The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. Such proxies will be solicited principally through the mail but, if deemed desirable, may also be solicited personally or by telephone, telegraph, facsimile transmission or special letter by Directors, Officers and regular employees of the Company without additional compensation.

         IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. THE BOARD URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE. YOUR COOPERATION AS A STOCKHOLDER, REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU OWN, WILL REDUCE THE EXPENSES INCIDENT TO A FOLLOW-UP SOLICITATION OF PROXIES.

         IF YOU HAVE ANY QUESTIONS ABOUT VOTING YOUR SHARES, PLEASE TELEPHONE THE COMPANY AT (212) 925-8745.

                                                     Sincerely yours,




                                                     THOMAS J. AXON
                                                     President

New York, New York
April 25, 2000

                                                                         ANNEX A

                                  ARTICLE VII.

                  The number of directors of the Corporation shall be fixed from time to time by its By-Laws and may be increased or decreased as therein provided, but the number thereof shall in no event be less than five nor more than nine. Each director shall hold office until the next annual meeting of the Corporation and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. A majority of the directors shall constitute a quorum for the transaction of business. Except as otherwise required by law, any vacancy on the Board of Directors that results from an increase in the number of directors shall be filled only by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors shall be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from a increase in the number of directors shall have the same remaining terms as that of his predecessor.

                  Notwithstanding the foregoing, whenever the holders of any one or more classes or series of stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, and the number of such directors shall not be counted in determining the maximum number of directors permitted under the foregoing provision of this Article VII, in each case unless expressly provided by such terms.

                                                                       EXHIBIT A

                     FRANKLIN CREDIT MANAGEMENT CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                      THIS PROXY IS SOLICITED ON BEHALF OF

                             THE BOARD OF DIRECTORS

         The undersigned hereby appoints Thomas J. Axon and Joseph Caiazzo, or if only one is present, then that individual, with full power of substitution, to vote all shares of Franklin Credit Management Corporation (the "Company"), which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the corporate offices of the Company, on Wednesday, the 24th day of May, 2000, at 10:00 a.m., New York time, and at any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

1 AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION To approve the amendment and restatement of the Certificate of Incorporation;

                  FOR [ ]             AGAINST [ ]                 ABSTAIN [ ]

2.       ELECTION OF DIRECTORS.  Please complete both of the sections below:

A. If the Amendment to the Amended and Restated Certificate of Incorporation is approved:

To elect the nominees for Director below for a term of one year:

FOR ALL NOMINEES LISTED BELOW
(except as marked to the contrary below)  []

WITHHOLD AUTHORITY
to vote for all nominees listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                         Thomas J. Axon
                         Frank B. Evans, Jr.
                         Steven W. Lefkowitz
                         Allan R. Lyons
                         William F. Sullivan
                         Michael Bertash
                         Joseph Caiazzo

B. If the Amendment to the Amended and Restated Certificate of Incorporation is not approved: To elect the nominees for Class 3 Director below for a term of three years;

FOR ALL NOMINEES LISTED BELOW
(except as marked to the contrary below) [ ]

WITHHOLD AUTHORITY
to vote for all nominees listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                              Thomas J. Axon
                              Frank B. Evans, Jr.
                              Steven W. Lefkowitz

3. APPROVAL OF AUDITORS: To ratify and approve the appointment of Deloitte & Touche as independent public auditors of the Company for the fiscal year ending December 31, 2000;

                  FOR [ ]             AGAINST [ ]                 ABSTAIN [ ]

and in their discretion, upon any other matters that may properly come before the meeting or any adjournments or postponements thereof.

            (Continued and to be dated and signed on the other side.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 2 AND FOR PROPOSALS 1 AND 3.

  PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

         Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report of the Company accompanying the same is hereby acknowledged.

                                Dated:                                , 2000
                                       -----------------------------

                                ------------------------------------------------
                                             (Signature of Stockholder)


                                ------------------------------------------------
                                             (Signature of Stockholder)


                                Your signature should
                                appear the same as your
                                name appears herein. If
                                signing as attorney,
                                executor, administrator,
                                trustee or guardian, please
                                indicate the capacity in
                                which signing. When signing
                                as joint tenants, all
                                parties to the joint
                                tenancy must sign. When the
                                proxy is given by a
                                corporation, it should be
                                signed by an authorized
                                Officer.